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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2005


                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          Indiana                     1-5672                     13-5158950
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                               4 West Red Oak Lane
                          White Plains, New York 10604
                        (Address of principal (Zip Code)
                               executive offices)


       Registrant's telephone number, including area code: (914) 641-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 1.01   Entry into a Material Definitive Agreement

On May 31, 2005, the Company and George E. Minnich entered into a letter agreement (the "George E. Minnich Letter Agreement") to be effective as of July 1, 2005, conditioned upon compliance with the Company's standard employment policies. A copy of the summary of final terms for the George E. Minnich Letter Agreement is filed with this report as Exhibit 99.1. The George E. Minnich Letter Agreement will be filed as an exhibit to the Company's next quarterly report on Form 10-Q.

The material terms and conditions of the George E. Minnich Letter Agreement provide for, among other things, annual base salary, annual incentive, long-term incentive awards, restricted stock awards, automobile allowance, relocation benefits, severance, participation in the Company's various salaried benefit programs upon satisfaction of participation conditions, group accident insurance and vacation allowance in accordance with Company policy.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 6, 2005 the Company issued a press release and reported on Form 8-K that George E. Minnich was expected to join the Company effective July 1, 2005 as its Senior Vice President and Chief Financial Officer. The Company also reported that Edward W. Williams would resign from his position as Chief Financial Officer effective July 1, 2005. Mr. Minnich joined the Company on July 1, 2005 and was elected Senior Vice President and Chief Financial Officer effective as of July 1, 2005. Mr. Williams resigned from his position as Chief Financial Officer effective July 1, 2005.

Item 9.01   Financial Statements and Exhibits

(c)         Exhibits

99.1        Summary of Final Terms: George E. Minnich Letter Agreement
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT INDUSTRIES, INC.

                                              By:  /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: July 1, 2005